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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2003

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-2)

                           Impac Secured Assets Corp.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                    333-85310                 33-071-5871
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)

1401 Dove Street
Newport Beach, California
(Address of Principal                                               92660
Executive Offices)                                                (Zip Code)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of June 1, 2003 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IMPAC SECURED ASSETS CORP.


                                        By: /s/ Richard J. Johnson
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                                        Name:  Richard J. Johnson
                                        Title: Chief Financial Officer

Dated: July 15, 2003

                                     EXHIBIT